Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

Note 19 – SUBSEQUENT EVENTS

Progress of legal proceedings

As a consequence of non-performance of court ruling in relation to a litigation by CCB, the pledged real estate and land use right provided by the Company were auctioned by the court in March 2021 for auction price of RMB33,140,000 (approximately $5.1 million) to a third party, of which, RMB21,138,443 (approximately $3.2 million) has been used to repay the principal and interest to CCB and litigation fees incurred by CCB.

Subsequent issuance of common shares

On December 2, 2020, the Company entered into stock subscription agreements, pursuant to which the Company agreed to sell 9,100,000 shares to a group of investors for an aggregate purchase of $2,730,000, or $0.3 per share. In April 2021, a total of 9,100,000 common shares were issued to four investors with cash proceeds of $2,730,000 received in the same month.